UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2023 (April 21, 2023)

Foot Locker, Inc.
(Exact name of registrant as specified in charter)

New York	1-10299	13-3513936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 West 34th Street, New York, New York 10001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, Foot Locker, Inc. (the “Company”) and certain of its domestic subsidiaries are parties to a credit agreement, dated as of May 19, 2016 (as amended by Amendment No. 1 to Credit Agreement, dated as of July 14, 2020, as further amended by Amendment No. 2 to Credit Agreement, dated as of May 19, 2021, and as otherwise modified and in effect immediately prior to the effectiveness of the Amendment referred to below, the “Credit Agreement”), with the lenders and letter of credit issuers from time to time party thereto, and Wells Fargo Bank, National Association, as administrative and collateral agent, letter of credit issuer, and swing line lender, which governs the Company’s secured asset-based revolving credit facility (the “Revolving Credit Facility”).

On April 21, 2023, the Company entered into Amendment No. 3 to Credit Agreement (the “Amendment”). The Amendment, among other things, (i) replaces LIBOR with a forward-looking term SOFR-based rate as the applicable benchmark reference rate for loans under the Revolving Credit Facility, (ii) adds a 10-basis point credit spread adjustment for loans bearing interest based on SOFR, and (iii) allows the Company to obtain secured letters of credit in additional currencies. The Amendment does not change the interest rate margins applicable to the Revolving Credit Facility. The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1, and, in its entirety, is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to Credit Agreement, dated as of April 21, 2023, among Foot Locker, Inc., a New York corporation, the guarantors party thereto, the lenders party thereto, and Wells Fargo, National Association, as administrative and collateral agent, letter of credit issuer, and swing line lender.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: April 25, 2023	By:	/s/ Sheilagh M. Clarke
		Name:	Sheilagh M. Clarke
		Title:	Executive Vice President, General Counsel and Secretary